FIRST AMENDMENT TO
                    THIRD AMENDED AND RESTATED LOAN AGREEMENT

         This FIRST AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AGREEMENT (this "First Amendment") is entered into as of this 9th day of May, 1997, by and among
(a) Fine Host Corporation, a Delaware corporation (the "Borrower"), (b) Fine Host Services Corporation, a Delaware corporation, which is a Subsidiary of the Borrower ("Fine Host Services"), (c) Fine Host of Vermont, Inc., a Vermont corporation, which is a Subsidiary of the Borrower ("Fine Host of Vermont"), (d) Fanfare, Inc., a Massachusetts corporation which is a Subsidiary of the Borrower ("Fanfare"), (e) Global Fanfare, Inc., an Indiana corporation, which is a Subsidiary of the Borrower ("Global Fanfare"), (f) Fine Host International
Corporation, a Delaware corporation, which is a Subsidiary of the Borrower ("Fine Host International"), (g) Creative Food Management, Inc., an Ohio corporation (f/k/a VGE Acquisition Corp.), which is a Subsidiary of the Borrower ("CFM"), (h) Northwest Food Service, Inc., an Idaho corporation, which is a Subsidiary of the Borrower ("Northwest"), (i) Tarrant County Concessions, L.L.C., a Texas limited liability company, which is a Subsidiary of the Borrower ("Tarrant County"), (j) Sun West Services, Inc., a New Mexico corporation, which is a Subsidiary of the Borrower ("SWSI"), (k) USTrust, a Massachusetts trust company, for itself (hereinafter referred to as "UST" when acting for itself) and as Agent for the Banks (as defined below)(hereinafter referred to as "Agent" when acting as Agent for the Banks), (l) The Sumitomo Bank, Limited, a Japanese bank ("Sumitomo"), (m) State Street Bank and Trust Company, a Massachusetts trust company ("SSB"), (n) Bank of Boston Connecticut, a Connecticut bank ("BBC"), (o) Mellon Bank, N.A., a national banking association ("Mellon") and
(p) The Bank of New York, a New York bank ("BNY")(UST for itself, Sumitomo, SSB, BBC, Mellon and BNY, together with their successors and assigns, are hereinafter sometimes referred to collectively as the "Banks" and each singly as a "Bank").

         As used herein, the term "Loan Agreement" means that certain Third Amended and Restated Loan Agreement, dated as of June 25, 1996 by and among Borrower, certain Subsidiaries of the Borrower, the Banks and the Agent, pursuant to which, among other things, the Banks have made or agreed to make certain Loans to the Borrower. All capitalized terms not defined herein but defined in the Loan Agreement shall have the meanings given to such terms in the Loan Agreement.

Preliminary Statements:

         A. Since the Closing Date of the Loan Agreement, the Borrower has acquired all of the issued and outstanding shares of capital stock of the following corporations (said corporations, together with any and all other corporations which are wholly-owned subsidiaries of said corporations, are hereinafter sometimes referred to collectively as the "New Subsidiaries" and each singly as a "New Subsidiary"): (i) Ideal Management Services, Inc., a New York corporation; (ii) HCS Management Corp., a North Carolina corporation (now known as PCS Holding Corp.); (iii) Republic Management Corp. of

     Massachusetts, a Massachusetts corporation; (iv) Service Dynamics Corp., a New Jersey corporation; and (v) Versatile Holding Corporation, a Delaware corporation; and

          B. In accordance with the provisions of Section 7.4 of the Loan Agreement, the Designated Banks pre-approved the Borrower's acquisitions of each of the New Subsidiaries subject to the condition that, among other things, each of the New Subsidiaries become a Guarantor; and

          C. On February 11, 1997, the Borrower completed a second underwritten public offering of certain shares of its common stock (the "Second Offering"), and used proceeds therefrom to pay, among other things, the then entire unpaid principal balances, together with all accrued but unpaid interest and other sums outstanding under each of the Guidance Loans; and

         D. The Borrower and each of the Subsidiaries now request that the Banks
(i) renew the Guidance Line of Credit Commitment to make Guidance Loans to the Borrower, in the same pro rata amounts as originally available to the Borrower as of the Closing Date of the Loan Agreement, and subject to all of the same terms and conditions contained therein; and (ii) extend the date by which the New Subsidiaries must become Guarantors to June 30, 1997; and

         E. As a condition to (i) renewing the Guidance Line of Credit Commitment and (ii) extending the date by which the New Subsidiaries must become Guarantors, all as so requested by the Borrower and its Subsidiaries, the Banks have requested that all of the parties hereto enter into this First Amendment which, among other things, further amends the Loan Agreement;

         NOW, THEREFORE, in consideration of the mutual agreements and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, all of the parties hereto agree as follows:

         1. Definitions. All capitalized terms not defined herein but defined in the Loan Agreement shall have the meanings given to such terms in the Loan Agreement.

         2. Renewal of Commitments. Subject to the terms and conditions set forth herein, the Banks hereby renew the Guidance Line of Credit Commitment to make Guidance Loans to the Borrower, in the same pro rata amounts as originally available to the Borrower as of the Closing Date of the Loan Agreement, and subject to all of the same terms and conditions contained therein and in the other Loan Documents. Without limiting the generality of Section 7.1 hereof, the Working Capital Commitment and the Letter of Credit Line shall continue to remain in full force and effect, in accordance with the terms and conditions set forth in the Loan Agreement, as amended hereby.

         3.       Amendments To Loan Agreement.

                  3.1 Amendment to Subsection 1.1. Section 1.1 of the Loan Agreement is amended by deleting the definition of "Guidance Line Conversion Dates" contained therein and inserting in lieu thereof, the following:

                           "'Guidance Line Conversion  Dates' means and includes
                  any and all of the following dates: (a) December 31, 1998, (b) April 30, 1999, and (c) any date after February 11, 1997 on which the aggregate outstanding principal amount of all Unconverted Guidance Loans is Twenty Million and 00/100 Dollars ($20,000,000.00) or more."

                  3.2 Amendment to Subsection 5.28. The first sentence of clause
         (e) of Subsection 5.28 of the Loan Agreement is hereby amended and restated in its entirety as follows:

                  "The total authorized capital stock of Global Fanfare consists of One Thousand (1,000) shares of common stock, without par value, of which Five Hundred (500) shares are validly issued and outstanding, all of which are owned by the Borrower."

                  3.3 Amendment to Subsection 6.1.4. Subsection 6.1.4 of the Loan Agreement is hereby amended and restated in its entirety as follows:

                           "6.1.4  Minimum Net Worth.  Maintain at all times (to
                  be tested as of the last day of each fiscal quarter of the Borrower) during the periods set forth below, for each fiscal quarter of the Borrower, a minimum Net Worth as set forth below.

                           Quarters Ending           Net Worth

                           March 26, 1997            $ 96,700,000
                           June 25, 1997             $ 97,400,000
                           September 24, 1997        $ 99,950,000
                           December 31, 1997         $101,500,000
                           April 1, 1998             $102,400,000
                           July 1, 1998              $103,300,000
                           September 30, 1998        $106,550,000
                           December 30, 1998         $108,300,000
                           March 31, 1999            $109,400,000."

     4. Acquisitions. The Banks hereby extend the date by which the New Subsidiaries must become Guarantors to June 30, 1997; provided, however, that by such date, the Agent must receive all of the following agreements, documents, certificates and -3-
opinions, all in form and substance satisfactory to the Agent and duly executed and delivered by all of the parties thereto: (a) an Amendment to Loan Agreement to add each New Subsidiary as a party thereto; (b) an Unlimited Guaranty from each New Subsidiary, in favor of the Banks, pursuant to which each New Subsidiary guarantees all of the Liabilities; (c) a Security Agreement between each New Subsidiary and the Agent, pursuant to which each New Subsidiary grants to the Agent for the benefit of the Banks a first priority security interest (subject to Liens permitted under subsection 7.1 of the Loan Agreement) in all of the assets of such New Subsidiary, together with any and all UCC financing statements which the Agent deems necessary and appropriate in order to perfect its security interests in such assets; (c) an Assignment of Receivables and Proceeds from each New Subsidiary in favor of the Agent, pursuant to which each New Subsidiary assigns to the Agent for the benefit of the Banks certain receivables and proceeds of such New Subsidiary as additional security for all Liabilities; (d) a Pledge Agreement between the Borrower and the Agent, pursuant to which, among other things, the Borrower grants, pledges and assigns to the Agent for the benefit of the Banks a first priority security interest in all of the issued and outstanding shares of capital stock of each New Subsidiary; (e) Subordination Agreements from such creditors of each New Subsidiary (including without limitation, the Borrower), as the Agent deems necessary or appropriate;
(f) a certificate of the Secretary of each of the Borrower, its Subsidiaries and each New Subsidiary with respect to resolutions of the Board of Directors of the Borrower, its Subsidiaries and each New Subsidiary authorizing the execution and delivery of the foregoing documents and identifying the officer(s) authorized to execute, deliver and take all other actions required under such documents, and providing specimen signatures of such officers; (g) certificates of incorporation and by-laws for each New Subsidiary and all amendments and supplements thereto; (h) certificates of legal existence and corporate good standing for the Borrower, its Subsidiaries and each New Subsidiary; (i) certificates of foreign qualification for each New Subsidiary; (j) opinions addressed to the Banks and the Agent from each of Willkie Farr & Gallagher, counsel to the Borrower, and Ellen Keats, General Counsel for the Borrower; (k) such other documents, instruments, opinions and certificates and completion of such other matters, as the Agent may reasonably deem necessary or appropriate. In addition, the Borrower shall have paid all fees, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred or paid by the Agent and the Banks in connection with the preparation, negotiation and interpretation of the documents referred to in this Section 4.

         5. Representations and Warranties. The Borrower and each of the Subsidiaries that is a party hereto acknowledge and confirm that all of the representations and warranties of the Borrower and the Subsidiaries in all of the Loan Documents are and remain true, correct and complete as of the date hereof as if made as of the date hereof (except as the same may expressly relate to an earlier date, and except as the same may relate or apply to any of the New Subsidiaries). The Borrower and each of the Subsidiaries that is a party hereto represent and warrant to the Banks that if, effective as of the date hereof, the New Subsidiaries were to be parties to the Loan Agreement and the other Loan Documents to which all of the other Subsidiaries are parties, there would be no breach by the New Subsidiaries of any of their representations and warranties contained therein which would have a material and adverse effect on the Borrower and the Subsidiaries (including the New Subsidiaries), when taken as a whole, and there would be no events, circumstances or conditions (financial or otherwise) relating to any of the New Subsidiaries, which would materially and adversely impair the ability of each of the New Subsidiaries to perform or observe all of their respective obligations thereunder, in accordance with the terms thereof.

         6. No Events of Default. The Borrower and each of the Subsidiaries that is a party hereto represent and warrant to the Banks that no Event of Default or default has occurred and is now continuing under any of the Loan Documents, and there does not now exist any circumstance or set of facts, which with the passage of time or the giving of notice or both would constitute or result in an Event of Default or a default under any of the Loan Documents.

     7. Conditions Precedent. The obligations of the Banks and the Agent hereunder are subject to the satisfaction of each of the following conditions precedent which shall be in form, scope and substance satisfactory to the Agent and its counsel:
                  (a) First Amendment. The Agent shall have received this First Amendment, as executed by duly authorized officers of the Borrower and each of its Subsidiaries which is a party hereto;

                  (b) Reaffirmations of Limited Guaranties. The Agent shall have received Reaffirmations of Limited Guaranties, executed by duly authorized officers or agents of the Limited Guarantors in favor of the Banks;

                  (c) Evidence of Authority of the Borrower and Subsidiaries. The Agent shall have received certified copies of all corporate action (in form and substance reasonably satisfactory to the Agent) taken by the Borrower and the Subsidiaries to authorize the execution, delivery and performance of this First Amendment;

                  (d) Opinion Letters. The Agent shall have received opinion letters from Willkie Farr & Gallagher, counsel to the Borrower, and Ellen Keats, General Counsel for the Borrower; and

                  (e) Other. The Borrower and the Subsidiaries shall have delivered to the Agent such other documents as the Agent or its counsel may reasonably require.

         8.       Ratification of Loan Documents.

     8.1 Ratification by Borrower. Subject to the amendments expressly set forth herein, the Borrower hereby ratifies and reaffirms all of the terms and provisions of the Loan Documents to which it is a party or by which it or its property is bound, and hereby expressly acknowledges and confirms that the terms and provisions of each thereof, as amended hereby, shall and do remain in full force and effect. Without
                                       -5-
         limiting the generality of the foregoing, the Borrower hereby acknowledges and agrees that each of the Guidance Notes has, at all times, been and continues to remain in full force and effect, notwithstanding that on or about February 11, 1997, the Borrower paid the then entire unpaid principal balance, together with all accrued but unpaid interest and other sums outstanding under each of the Guidance Loans from the proceeds from the Second Offering.

                  8.2 Ratification by Subsidiaries; Reaffirmation of Unlimited Guaranties. Subject to the amendments expressly set forth herein, each of the Subsidiaries that is a party hereto hereby ratifies and reaffirms all of the terms and provisions of the Loan Documents to which it is a party or by which it or its property is bound, and hereby expressly acknowledges and confirms that the terms and provisions of each thereof, as amended hereby, shall and do remain in full force and effect. Without limiting the generality of the foregoing, each such Subsidiary hereby expressly (a) ratifies and reaffirms all of the terms and provisions of its Unlimited Guaranties (as defined and identified in Section 3.1(c) of the Loan Agreement), (b) acknowledges that the term "Liabilities," as defined in its Unlimited Guaranties, includes the Banks' Commitments to make Loans to the Borrower, in the same pro rata amounts as originally available as of the Closing Date of the Loan Agreement, all as provided in this First Amendment, and (c) acknowledges and confirms that the terms and provisions of its Unlimited Guaranties shall and do remain in full force and effect.

         9.       Miscellaneous

                  9.1 No Other Amendments; No Waiver. Except for the amendments expressly set forth hereinabove, nothing contained herein shall be construed to modify, amend or otherwise alter any of the terms or provisions of any of the Loan Documents; nothing contained herein shall constitute a waiver of or bar to any rights or remedies available to the Agent or any of the Banks, or a waiver of any Event of Default under the Loan Documents on any occasion, other than as expressly set forth hereinabove; and nothing contained herein shall constitute an agreement by any of the Banks or obligate any of the Banks or the Agent to take or refrain from taking any action.

                  9.2 Execution; Counterparts. This First Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears hereon, and all of which shall together constitute one and the same instrument. This First Amendment shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

                  9.3 Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto, and their respective representatives, successors and assigns.

                  9.4 Governing Law. This First Amendment and all questions relating to its validity, interpretation, performance and enforcement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts, notwithstanding any conflict-of-law provisions to the contrary.

         IN WITNESS WHEREOF, this First Amendment has been duly executed as an instrument under seal by the duly authorized representative of each party hereto, as of the day and year first above written.

USTRUST AS LENDER AND AGENT               THE SUMITOMO BANK, LIMITED


By: /s/ Michael D. O'Neill                By: /s/ William N. Paty
Title: Senior Vice President              Title: Vice President & Manager

                                          By: /s/ James Drum
                                          Title:Vice President, New York Office

STATE STREET BANK AND TRUST               BANK OF BOSTON CONNECTICUT
COMPANY


By: /s/ William Zola                      By: /s/ W. Lincoln Schoff, Jr.
Title: Vice President                     Title: Director


MELLON BANK, N.A.                         THE BANK OF NEW YORK


By:  /s/ Frank P. Mohazzi                 By: /s/ Joseph J. Markey
Title:  Vice President                    Title:  Vice President


FINE HOST CORPORATION                     FINE HOST SERVICES CORPORATION


By: /s/ Nelson A. Barber                  By: /s/ Nelson A. Barber
Title:  Treasurer                         Title:  Senior Vice President

FINE HOST OF VERMONT, INC.                     FANFARE, INC.


By: /s/ Nelson A. Barber                    By: /s/ Nelson A. Barber
Title:  Senior Vice President               Title:  Treasurer

GLOBAL FANFARE, INC.                         FINE HOST INTERNATIONAL
                                              CORPORATION


By: /s/ Nelson A. Barber                    By: /s/ Nelson A. Barber
Title:  Treasurer                           Title:   Treasurer


CREATIVE FOOD MANAGEMENT,                   NORTHWEST FOOD SERVICE, INC.
INC.


By: /s/ Nelson A. Barber                    By:  /s/ Nelson A. Barber
Title:  Senior Vice President               Title:   Treasurer


TARRANT COUNTY CONCESSIONS, L.L.C.          SUN WEST SERVICES, INC.


By: /s/ Todd M. Avila                       By:  /s/ Nelson A. Barber
Title:   Treasurer                          Title:   Treasurer

               REAFFIRMATION AND CONFIRMATION OF LIMITED GUARANTY
                                       OF
                     FINE HOST/R&N/A CUP ABOVE JOINT VENTURE

         The undersigned Limited Guarantor hereby (a) consents to the terms and provisions of the foregoing First Amendment, (b) ratifies and reaffirms as of the date hereof all of the terms and provisions of its Limited Guaranty (as defined in the Loan Agreement), (c) acknowledges that the term "Liabilities" (as defined in its Limited Guaranty), includes the Banks' Commitments to make Loans to the Borrower, in the same pro rata amounts as originally available as of the Closing Date of the Loan Agreement, all as provided in the foregoing First Amendment, and (d) acknowledges and confirms that the terms and provisions of its Limited Guaranty shall and do remain in full force and effect.

Date:  As of May 9, 1997     FINE HOST/R&N/A CUP ABOVE JOINT
                             VENTURE

                             By: Fine Host Corporation, as Joint Venturer of aforesaid Joint Venture


                                    By: /s/ Nelson A. Barber
                                         Name:  Nelson A. Barber
                                         Title: Senior Vice President
                           Its duly authorized officer

                             By:    Ronald O. Rogers and Tyrone Nabbie
                                    (d/b/a R&N Management Services), as
                                    Joint Venturers of aforesaid Joint Venture


                                    By: /s/ Tyrone W. Nabbie
                                         Tyrone W. Nabbie


                                    By: /s/ Ronald O. Rogers
                                         Ronald O. Rogers

                             By:    Ellen Korbin (d/b/a A Cup Above), as
                                    Joint Venturer of aforesaid Joint Venture


                                    By:  /s/ Ellen L. Korbin
                                         Ellen L. Korbin

               REAFFIRMATION AND CONFIRMATION OF LIMITED GUARANTY
                                       OF
                 FINE HOST/S. BROOKS & ASSOCIATES JOINT VENTURE

         The undersigned Limited Guarantor hereby (a) consents to the terms and provisions of the foregoing First Amendment, (b) ratifies and reaffirms as of the date hereof all of the terms and provisions of its Limited Guaranty (as defined in the Loan Agreement), (c) acknowledges that the term "Liabilities" (as defined in its Limited Guaranty), includes the Banks' Commitments to continue to make Loans to the Borrower, in the same pro rata amounts as originally available as of the Closing Date of the Loan Agreement, all as provided in the foregoing First Amendment, and (d) acknowledges and confirms that the terms and provisions of its Limited Guaranty shall and do remain in full force and effect.

Date:  As of May 9, 1997

               FINE HOST/S. BROOKS & ASSOCIATES
               JOINT VENTURE

               By:    Fine Host Corporation, as Joint Venturer of
                      aforesaid Joint Venture


                      By: /s/ Nelson A. Barber
                           Name:  Nelson A. Barber
                           Title: Senior Vice President
                                 Its duly authorized officer

               By: S. Brooks & Associates, Inc., as Joint Venturer of aforesaid Joint Venture


                      By: /s/ Margaret Brooks
                           Name:  Margaret Brooks